STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS - Pfizer Savings Plan $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
Investment gain
Net appreciation in investments	$ 3,274,729
Interest income	65,577
Total investment gain	3,419,380
Interest income from notes receivable from participants	8,117
Less: Investment management, redemption and loan fees	(4,732)
Net investment and interest gain	3,422,766
Contributions
Participant	619,781
Company	560,572
Rollovers into the Plan	77,723
Total contributions	1,258,075
Total additions	4,680,841
Deductions from net assets attributed to:
Benefits paid to participants	2,551,092
Administrative expenses	302
Total deductions	2,551,395
Net increase	2,129,447
Net assets available for plan benefits
Beginning of year	22,067,627
End of year	24,197,074
Pfizer Inc. common stock
Investment gain
Dividend income	67,031
Other Investments
Investment gain
Dividend income	$ 12,043